SANTA MARIA ENERGY

Roadshow Presentation

January 2014

SANTA MARIA ENERGY

Public Company Disclosures

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions, the Company has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Santa Maria Energy and HPAC that also constitutes a prospectus of the Company. Each of HPAC and the Company also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and HPAC with the SEC at the SEC's website at www.sec.gov. You may also obtain these documents by contacting the Company at (805) 938-3320 or via e-mail at bmarino@santamariaenergy.com or by contacting HPAC's Investor Relations department at (212)-644-3450 or via email at info@hphllc.com.

Participants in the Solicitation

HPAC and Santa Maria Energy and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information regarding the directors and officers of the participants and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from HPAC or Santa Maria Energy using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Presentation contains forward-looking statements concerning the proposed transactions, their financial and business impact, management's beliefs and objectives with respect thereto, and management's current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be," and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of HPAC or Santa Maria Energy. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the Company to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by the Company and HPAC from time to time, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements included in this Presentation are made only as of the date hereof. Neither HPAC nor Santa Maria Energy undertakes any obligation to update the forward-looking statements included in this Presentation to reflect subsequent events or circumstances.

SANTA MARIA ENERGY

Santa Maria Energy Presenters

David Pratt

Santa Maria Energy: Chief Executive Officer and President

Beth Marino

Santa Maria Energy: Executive Vice President, General Counsel and Secretary

Kevin McMillan

Santa Maria Energy: Executive Vice President, Chief Financial Officer and Treasurer

Kevin Yung

Santa Maria Energy: Executive Vice President, Operations

Laurence Levy

Hyde Park Acquisition Corporation: Chief Executive Officer

SANTA MARIA ENERGY

Opportunity Overview

- On November 27, 2013, Santa Maria Energy entered into a merger agreement (the "Merger") with Hyde Park Acquisition Corp. II, a special purpose acquisition company (NASDAQ: HPAC)
- The transaction is expected to close on or prior to April 30, 2014
- Transaction is a tax-free reorganization under IRC Section 351 to Santa Maria Energy and HPAC
- The Company is pursuing a private capital raise (the "Private Equity Financing") of ~$71 to $110 million in conjunction with the proposed Merger
- The Company is well capitalized on a pro forma basis allowing for the successful execution of its drilling program
- Santa Maria Energy, headquartered in Santa Maria, California, is a private E&P operating company
- Funded by Kayne Anderson in 2008 for $50 million and accrued dividend and guarantee fee in excess of $18 million
- Only California pure oil-play C-corp
- The Company is actively engaged in developing low-risk opportunities in the Santa Maria Basin within the Diatomite reservoir and Monterey formation

	Orcutt Diatomite	Orcutt Monterey	Santa Maria Valley	Northwest Casmalia
Upside Potential EUR (MBoe/well)	123	575	639	139
Potential Drilling Locations	1,541	41	69	6,160

SANTA MARIA ENERGY

Santa Maria Energy Investment Highlights

High Quality Asset Base	• Large scale, operated oil assets
	  • 99% of reserves and production are oil with low PDP decline rate
	• High recoverable crude oil density per acre
	• Attractive single well economics
	  • Weighted average rates of return of 45% across Santa Maria Energy properties at current commodity prices
	  • Encouraging offset operator results

Significant Value Proposition with Upside Potential	• 15.7 MMBoe proved, 12.3 MMBoe probable and 20.0 MMBoe possible reserves from NSAI • High return on investment from initial drilling program with significant upside potential on rest of opportunity • Value to be unlocked from over 7,800 potential drilling locations
Experienced California Operator	• Successful permitting of 136-well Orcutt Diatomite drilling program and in depth knowledge of the regulatory process • Track record of regulatory success • Twice-awarded Outstanding Lease Maintenance Award by California's Division of Oil, Gas and Geothermal Resources • Members of the management team have on average in excess of 28 years of industry experience

Single Basin Focus	• Only California pure oil-play C-corp
	• Current E&P investment thesis favors single basin peers
	  • Basin-centric peers have historically traded at a premium to diversified producers
	  • Recently, successful E&P IPOs (Antero, Athlon, RSP Permian, Rice Energy) are all single basin focused
	  • Operating position in one basin provides opportunities for significant economies of scale and efficiencies

Premium Oil Pricing	• California crude market correlates to Brent and trades at a premium to WTI • High operating margins with field level cash flow margin of $47.00 / Boe (50% margin) based on $95.00 Brent price deck
Financial Flexibility and Strong Pro Forma Capitalization	• Execution of future drilling program supported by strong pro forma capitalization and access to public capital markets • Enhanced future liquidity through borrowing base increases as drilling program brings production online and de-risks reserves • Flexibility associated with operated nature of properties

1. Per Netherland, Sewell & Associates' ("NSAI") December 31, 2013 reserve report.

SANTA MARIA ENERGY

History in California

Diatomite

- Diatomite formations in California contain 12-80 billion barrels of original OOIP[1]
- High porosity, high oil saturations, average thickness and high Bbls/acre-ft make it a tremendous oil resource
- Oil-impregnated Diatomite reservoir rock is known to exist in both the San Joaquin and Santa Maria Basins
- 1983: Shell/Chevron/Mobil developed Diatomite with vertical sand-propped frac'd wells in the San Joaquin Basin at Lost Hills and Belridge fields
  - As the Diatomite became more understood, development emphasis centered around compaction management, infill drilling and waterflood optimization



Improving Technology
1974
Diat = 0 MBopd
Total = 639 MBopd
1983
Diat = 0 MBopd
Total = 923 MBopd
1995
Diat = 0.3 MBopd
Total = 710 MBopd
2012
Diat ≈ 75 MBopd
Total = 504 MBopd

Monterey

- 500 BBbls of OOIP in California[2]
- Formation extends from Northern CA to Los Angeles County and over to the outlying islands off the coast of California
- Has approximately 15.4 BBbls of technically recoverable oil[3]
- Oil has been extracted since the end of the 19th century
- A total of approximately 28 BBbls produced to date in California from all sources

Santa Maria Basin History

- 1903: Union Oil discovered Monterey fractured play at Orcutt Field
- 1901-1942: Multiple Monterey fields developed in Santa Maria Basin
- 1980-1990s: Oil price collapse led to an abandonment of future development in Santa Maria Basin as most drilling became uneconomic with precedent recovery techniques
- 1995: Operators such as Freeport McMoran, TRC, and Chevron initiate steam flood of Diatomite reservoirs

---

1. www.netl.doe.gov/technologies/oil-gas/Petroleum/projects/EP/Improvedrec/15311Stanford.htm
2. American Association of Petroleum Geologists, www.aapg.org/explorer/2012/07jul/shale_list0712.cfm
3. Emerging Resources: U.S. Shale Gas and Shale Oil Plays 2011, a paper published by the U.S. EIA.

SANTA MARIA ENERGY

Corporate History

Santa Maria Energy was founded in 2002 and has been operating in the Santa Maria Basin since 2005

2002-2008	NW Casmalia leasehold acquired Santa Maria Energy was formed Orcutt Diatomite leasehold acquired NW Casmalia first well drilled Orcutt Monterey acquired Orcutt Diatomite first well drilled Kayne Anderson investment Multiple working interests consolidated
2009	Orcutt Diatomite first production under 26 well pilot program
2011-2014	Received approval for 136-well development program (111 new wells) Commenced planning for full build-out Orcutt development Ongoing analysis of entire Orcutt Diatomite resource including offset operations Ongoing planning for Santa Maria Valley and Northwest Casmalia development

SANTA MARIA ENERGY

High Quality Asset Base

- NSAI reserve report as of December 31, 2013
  - 15.7 MMBoe proved, 12.3 MMBoe probable, 20.0 MMBoe possible reserves (Orcutt Diatomite and Orcutt Monterey)
  - 100% oil

	Orcutt Diatomite	Orcutt Monterey	Santa Maria Valley	Northwest Casmalia
Upside Potential EUR (MBoe/well)	123	575	639	139
Potential Drilling Locations	1,541	41	69	6,160

- The Santa Maria Basin has produced nearly 1,000 MMBoe
- The Company is using proven technology and "know-how" to unlock its Diatomite and Monterey oil resources

Resource Potential by Field



NW Casmalia 62%
Santa Maria Valley 21%
Orcutt Monterey 2%
Orcutt Diatomite 15%

Resource Potential by Category



Resource Potential 95%
Proved 2%
Probable 1%
Possible 2%

NSAI 3P Reserves



Possible 42%
Probable 25%
Proved 33%
PV-10: $1.06 bn

Current Net Production by Reservoir



Monterey 57%
Diatomite 43%
362 Boed

SANTA MARIA ENERGY

Santa Maria Energy's Area of Operations

Santa Maria Valley Monterey	
Proved (Mboe)	NA
Probable (Mboe)	NA
Possible (Mboe)	NA
% Developed	NA
Target EUR / Well (Mboe)	639
Potential Drilling Locations	69

Northwest Casmalia Diatomite	
Proved (Mboe)	NA
Probable (Mboe)	NA
Possible (Mboe)	NA
% Developed	NA
Target EUR / Well (Mboe)	139
Potential Drilling Locations	6,160

Orcutt Diatomite	
Proved (Mboe)	13,821
Probable (Mboe)	12,325
Possible (Mboe)	19,975
% Developed	1%
Target EUR / Well (Mboe)	123
Potential Drilling Locations	1,541

Orcutt Monterey	
Proved (Mboe)	1,852
Probable (Mboe)	NA
Possible (Mboe)	NA
% Developed	82%
Target EUR / Well (Mboe)	575
Potential Drilling Locations	41

Total	
Proved (Mboe)	15,674
Probable (Mboe)	12,325
Possible (Mboe)	19,975
% Proved Developed	5%
Potential Drilling Locations	**7,811**


Santa Maria
Casmalia
Lompoc
Santa Barbara County
1
101
CALIFORNIA
Bakersfield
Los Angeles

SANTA MARIA ENERGY

Orcutt Diatomite Reservoir Development

Distinguished technical experience in Orcutt Diatomite

2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013

2004: Pacific Coast Energy Company ("PCEC") acquired Orcutt Field

2005: Offset operator PCEC started Diatomite development – drilled test holes to delineate net pay

2005-2006: PCEC tested long-term cyclic steaming in 3 wells. Each test well produced 350 to 550 Bo per cycle.

2007: Santa Maria Energy completed Orcutt Field acquisitions

2007-2008: PCEC began 30 well commercial pilot; phase 1 steam facilities completed and commissioning began

2009: Santa Maria Energy drilled 16 wells for commercial pilot (10 core and 6 outliers)

2009-2011: PCEC drilling of 26 additional wells; began Module 2 expansion (52 wells) in May 2011

2011: Santa Maria Energy added 10 wells to commercial pilot (20 core wells)

2012: Completed IPO of PCEC

YE 2012: PCEC's Module 2 – 52 wells plus facilities completed and on production

2013: Santa Maria Energy granted approval for 111-well expansion project

2013: PCEC begins permitting process for 96-well expansion

Total Wells Drilled



Wells
120
90
60
30
0
3
3
30
30
30
66
66
90
115
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12

Note: PCEC data as per September 2013 company investor presentation.

SANTA MARIA ENERGY

Encouraging Offset Operator Results

- As the offset operator, Pacific Coast Energy Corporation's ("PCEC") success in Orcutt field serves as a good proxy for Santa Maria Energy's expected results
  - PCEC is the operating entity associated with the publicly traded royalty trust Pacific Coast Oil Trust (NYSE: ROYT)
- Santa Maria Energy's pilot is similar to PCEC's original wells in average oil rate, size and SOR
- SOR has been declining for PCEC
- PCEC's most recent wells are performing the best
  - Pod 2000, 16 wells, averaged 50 Bopd in August 2013
  - Average oil rate per well increased in pod 2000 after new wells were added

PCEC & SME Project Areas



SME 110 Project
PCEC Planned Development
PCEC Pod Locations
55
200
83
2000
Thickness: Top 870-Top 1130

SANTA MARIA ENERGY

Attractive Production Profile

Santa Maria Energy expects to increase production rapidly, providing value to investors in the short term

Total Production Profile[1]



Proved
2P
3P
12,000
10,000
8,000
6,000
4,000
2,000
0

(Boe/d)	2014	2015	2016	2017	2018
Proved	383	1,149	2,556	3,199	4,977
2P	1	117	497	563	3,509
3P	2	172	757	884	2,436

Total Wells / Potential Drilling Locations



Locations
8,000
6,000
4,000
2,000
0
801
268
740
41
69
6,160
7,811
Orcutt Diatomite - NSAI 3P Drilling Locations
Orcutt Diatomite - Drilling Locations
Orcutt Monterey - Drilling Locations
Santa Maria Valley Monterey Drilling Locations
Santa Maria Valley Monterey Drilling Locations
Total Drilling Locations

42%	50%	100%	72%	37%	Management Case IRRs[2]

1. Per NSAI.
2. Based on $108 Brent pricing.

SANTA MARIA ENERGY

Applying Proactive Solutions to Permitting

On November 12, 2013, Santa Maria Energy received project approval for additional for 111 Diatomite wells

- **Our strategic permitting approach includes:**
  - In-depth knowledge of regulations
  - Building trust with regulators and community
  - Education and solutions
  - Coordinated and front-loaded approach to permitting
- **Pursuit of innovative solutions**
  - Conservation bank for biological impact mitigation
  - Oak tree nurseries
  - Deviated and directional drilling to reduce well pad impacts
  - Creative mitigation strategies
    - Beneficial re-use of produced gas
    - Public/private partnership for use of tertiary treated wastewater in oil operations
  - Elimination of emissions through technological advances and existing technologies
- **Comprehensive community outreach**
  - Transparency (LEARN website)
  - Education (Petroleum 101)
  - Bridge Building
  - Community Partner
- **Major focus areas**
  - CEQA
  - Air emissions and climate change regulations (Local, State, Federal)
  - Biological resources regulations (State, Federal)
  - California Division of Oil, Gas and Geothermal Resources (DOGGR)
    - Underground Injection Control (UIC)
    - Shallow Cyclic Thermal Production (SCTP)
  - Well stimulation treatment regulations (State)
  - Innovative water strategies

Asset Overview

SANTA MARIA ENERGY

Asset Overview

NSAI based reserves for Orcutt Diatomite and Monterey only

Category / Description	Gas (MMcf)	Oil / Liquids (MBbls)	Equivalent (Mboe)	% of Total	% Oil	Capex ($M)	Capex ($/Boe)	PV-10 ($M)
Total Reserves								
Proved Developed Producing	108	1,700	1,718	4%	99%	$0	$0.00	$32,460
Proved Developed Non-Producing	0	373	373	1%	100%	1,525	4.09	11,116
Proved Undeveloped	0	13,583	13,583	28%	100%	277,424	20.42	235,324
Total Proved Reserves	**108**	**15,656**	**15,674**	**33%**	**100%**	**$278,949**	**$19.99**	**$278,900**
Probable	0	12,325	12,325	26%	100%	206,687	16.77	245,112
Possible	0	19,975	19,975	42%	100%	256,164	12.82	532,421

Proved Reserves


PDP
11%
PDNP
2%
PUD
87%

1P Reserves Oil/Gas Breakdown


Gas
0%
Liquids
100%

Total Reserves


PDP
4%
PDNP
1%
PUD
28%
POSS
42%
PROB
26%

SANTA MARIA ENERGY

Orcutt Diatomite Overview and Highlights

Overview

- Santa Maria Energy will drill 111 wells over a year period starting in May 2014 for the initial expansion
- Development offers excellent repeatability and superior returns on a per well basis with BTAX IRRs in excess of 50%[(1)]
- 5 Year Plan: Facility Installation, Well drilling and Regulatory
- Full build-out timeline
  - 4/14 – Begin internal regulatory preparation for full build-out
  - 9/16 – Anticipated project approval
  - 10/16 – Begin facility installation
  - 3/17 – Begin drilling of additional wells

Asset Map



Santa Barbara County
Casmalia
CALIFORNIA

Reserve Profile



PD 4%
PUD 96%
Proved 8%
Prob 8%
Poss 12%
Potential 72%

13.8 MMBoe

(1) Based on management case.

Diatomite Production Technique

- Cyclic steam injection is the primary method for hydrocarbon recovery from Diatomite reservoirs
- Santa Maria Energy's process avoids fracturing the rock
- Cycle consists of 3 phases:
  - Injection phase (3-5 days):
    - Approximately 1,500 Bbls cold water equivalent
    - Steam heats oil which lowers viscosity for easier flow
    - Formation pressure increases
  - Soak phase (1-3 days):
    - Well closed in
    - Steam condenses to water which is absorbed by the rock and oil is simultaneously desorbed
  - Production phase (7-21 days):
    - Well is opened and oil is allowed to produce
    - Increased pressure and remaining steam lifts the oil out of the well
    - Oil production begins to decrease as the energy put into the reservoir declines
- Real-time reservoir pressure control, steam management, data collection and analysis are integral to the process
- Sequential completions are used to process each interval of the reservoir
- The cycle is repeated on average 150 times through the life of each well

Steam Injection Process



Phase 1
Steam Injection
3-5 days
Phase 2
Soak
1-3 days
Phase 3
Production
1– 3 weeks
Kill Line
Kill Line
Kill Line

SANTA MARIA ENERGY

Santa Maria Energy is Committed to Planned Infrastructure Expansion

Commentary

- 8 mile tertiary treated water pipeline
  - Recycled wastewater from local sanitation district for steam generation; aiding county in wastewater disposal problems
- 2 mile oil sales pipeline that connects to existing Phillips 66 oil pipeline
- 2 mile natural gas pipeline that connects to SoCal natural gas pipeline for purchase or sale
- 2 mile fiber optic line to provide back up to current IT infrastructure
- Approval for this infrastructure has been received and engineering is completed

Infrastructure Map



Laguna County Sanitation District Water Facility
Proposed Laguna County Sanitation District Recycled Water Line
Highway 1
STATE DESIGNATED SANTA MARIA VALLEY OIL FIELD
Highway 101
ORCUTT
E. Clark Ave.
STATE DESIGNATED CASMALIA OIL FIELD
Proposed Laguna County Sanitation District Recycled Water Line
Existing Phillips 66 Pipeline
STATE DESIGNATED ORCUTT OIL FIELD
Project Site
Recycled Water Line
Oil Pipeline
STATE DESIGNATED HARRIS CYN OIL FIELD
VANDENBERG AIR FORCE BASE
Vineyard Road Utility Right of Way
Existing Phillips 66 Pipeline
Highway 1 to Vandenberg AFB and Lompoc
CAREAGA CANYON OIL FIELD
LOMPOC OIL FIELD

SANTA MARIA ENERGY

Orcutt Monterey Overview and Highlights

Overview

- Orcutt field discovery well drilled in 1903
  - Estimated to have produced only 7.7% of OOIP
- Field mostly developed in the early 1910's
  - Over 50 well penetrations still producing
  - Most with only "driller logs"
  - A significant volume of oil remains to be recovered by utilizing an improved reservoir model and modern horizontal drilling and production techniques
- Initial drilling programs and concepts
  - Redevelop field with up to 41 horizontal wells
  - Plan wells above - 2,600 feet VSS
  - Plan wells to drain 150 - 250 feet of reservoir
  - Development includes the use of existing well locations and well bores thereby streamlining the regulatory process
  - Facility expansion/upgrades in 2014 will support 14 wells
  - Complete seismic program in 2014 to develop additional well control
  - 3 wells have been plugged back and are ready to redrill
  - Development[1] offers excellent repeatability and superior returns on a per well basis with BTAX IRRs in excess of 100%

Asset Map



Santa Barbara County
Casmalia
CALIFORNIA

Reserve Profile



Gas 1%
Oil 99%
PUD 18%
PD 82%
Potential 91%
Proved 9%

1,852 MBoe

(1) As per Management Case.

Santa Maria Valley Monterey Overview and Highlights

Overview

- Santa Maria Valley field is one of the larger oil accumulations in the Santa Maria Basin
  - Estimated to have produced only 4.6% of OOIP
- Field mostly abandoned in the early 1990's
  - Over 400 well penetrations
  - Most with rudimentary logs
  - At time of abandonment the field was producing ~650 BOPD with the average well producing between 5 – 10 Bopd
- A significant volume of oil is believed available for recovery by utilizing an improved reservoir model and modern horizontal drilling and production techniques
  - Own 60% WI and an approximate 50% NRI
- Drilling programs and concepts
  - Redevelop field with at least 69 horizontal wells
  - Use structure maps to define well bore course
  - Use thickness maps and 150 foot thickness cut-off to define horizontal targets
  - Plan wells above - 3,000 feet VSS
  - Plan wells to drain 150 - 250 feet of reservoir
  - Utilize "drill islands" and production facility locations

Asset Map



Santa Maria
Santa Barbara County
CALIFORNIA

Reserve Profile



Gas 25%
Oil 75%



1P 0%
Potential 100%

Northwest Casmalia Diatomite Overview and Highlights

Overview

- The Northwest Casmalia site, a 4.2 mile Diatomite trend, will likely prove to be an extension of the 100 year old Casmalia field
  - Santa Maria Energy has delineated oil in Northwest Casmalia ranging from 4 to 17 API gravity oil
  - The 4.2 mile trend is located within the Santa Maria Energy 8,800 acre land position
- Demonstrations of oil saturation along the trend are:
  - Core holes drilled by Unocal, Gulf Minerals, and Pacific Oil
  - 16 wells drilled by Santa Maria Energy in 2006
  - 5 Year Plan
  - Pre-drilling activities starting in 8/14
  - Drill delineation wells across entire trend starting in 8/14
  - Further develop pilot area and facilities established in 2006
    - 1st Q 2014 – Begin internal regulatory preparation for initial commercial development
    - 1/17 – Anticipated project approval

Asset Map


Santa Maria
Santa Barbara County
Casmalia
CALIFORNIA
Los Angeles

Reserve Profile


Gas
0%
Oil
100%


1P
0%
Potential
100%

SANTA MARIA ENERGY

Future Upside Potential Summary

Orcutt Diatomite / Orcutt Monterey[(1)]	• Significant reserves in Orcutt Diatomite Reservoir at shallow depths (2,200 feet or less) • Orcutt Diatomite has 1,541 potential drilling locations each with Potential EUR of 123 MBoe • Orcutt Monterey has 41 potential drilling locations each with Potential EUR of 575 MBoe • Plan to utilize seismic to help develop Monterey

Santa Maria Valley Monterey / Northwest Casmalia Diatomite[(1)]	• SMV Monterey
	  • 69 potential drilling locations; 639 MBoe of Potential EUR/well
	• NWC Diatomite
	  • 6,160 potential drilling locations; 139 MBoe of Potential EUR/well

Strategic Acquisitions	• Santa Maria Energy's executive team has significant experience in identifying acquisition targets and evaluating resource potential • Strategically pursue acquisition opportunities, e.g. natural gas properties to hedge against future natural gas consumption
Well Cost Efficiencies	• Well cost efficiencies realized through Santa Maria Energy's operatorship of 100% of its acreage • Continuously improve drilling techniques, completion methodologies and reservoir evaluation processes

(1) All estimates as per Management Case.

Financial Overview

SANTA MARIA ENERGY

Financial Strategies

- Focus on highest return projects
  - All production inputs are engineered
- Preserve financial strength
  - Ensure plenty of capital availability to execute drilling program
  - Keep strong balance sheet to remain flexible / take advantage of acquisition opportunities
  - Target long-term Debt / EBITDA at or less than 3.5x
- Active hedging program
  - Designed to protect cash flows
  - Allows Santa Maria Energy's core drilling program to remain intact

SANTA MARIA ENERGY

HPAC Pro Forma Capitalization

($ in thousands)	Status Quo: HPAC 9/30/13	Status Quo: SME 9/30/13	Merger: Adj.	Merger: Consolidated Pro Forma	Private Equity Financing: PF Adjustments for PE Financing	Private Equity Financing: Consolidated Pro Forma
Cash & Cash Equivalents	$550	$210	$43,308 (1)	$44,069	$65,835	$109,904
Debt						
Notes Payable	$0	$305	($247) (2)	$58		$58
Senior Secured Line of Credit	-	17,100	(17,100) (3)	-		-
Guaranty Payable	-	1,500	(1,500) (4)	-		-
Total Debt	$0	$18,905	($18,847)	$58	$0	$58
Equity						
Redeemable Preferred Stock	-	-	50,000 (5)	50,000		50,000
Redeemable Preferred Membership Interest	-	50,000	(50,000) (5)	-		-
Common Equity	$78,246	$12,486	($19,374) (6)	$71,358	$65,835	$137,193
Total Stockholders / Members' Equity	$78,246	$62,486		$121,359		$187,193
Total Capitalization	**$78,246**	**$81,391**		**$121,417**		**$187,251**

1. Cash adjustments include the following: liquidation of investments held in trust; payment in full of $17,100 under Santa Maria Energy's senior credit facility, payment of interest payable, and to eliminate debt issuance costs, net of amortization; payment of estimated cash transaction costs for the preparation and negotiation of the merger agreement; deferred commission on Hyde Park IPO shares and costs associated with the Private Equity Financing; payout of Santa Maria Energy Phantom Equity Units.
2. Cancellation of the Sector Note and the associated interest payable in exchange for forfeited units from non-paying members.
3. Payment in full of $17,100 under Santa Maria Energy's senior credit facility, payment of interest payable, and to eliminate debt issuance costs.
4. Conversion of the guaranty fee associated with the Kayne Guaranty payable into common stock.
5. Conversion of Kayne Anderson preferred units into Santa Maria Energy Corporation preferred stock.
6. Common equity adjustments include the following: conversion of Hyde Park common stock into Santa Maria Energy common stock; conversion of Santa Maria Energy members' equity into Santa Maria Energy Corporation stockholders' equity; conversion of the guaranty fee associated with the Kayne Guaranty payable into common stock; conversion of the accrued dividend payable on the Kayne Anderson preferred units into common stock; cancellation of the Sector Note and the associated interest payable in exchange for forfeited units from non-paying members; payment of estimated cash transaction costs for the preparation and negotiation of the merger agreement; deferred commission on Hyde Park IPO shares and costs associated with the Private Equity Financing; payment in full of $17,100 under Santa Maria Energy's senior credit facility, payment of interest payable, and to eliminate debt issuance costs, net of amortization; payout of Santa Maria Energy Phantom Equity Units; record a deferred tax liability.

SANTA MARIA ENERGY

2014 Capex Program and Summary 5-year Plan Activities

2014 Capex by Development Area


NWC Pre-development Activities 11%
Corporate 7%
OD Drilling 19%
SMV Facilities & Other 2%
SMV Drilling 9%
OM Facilites & Other 5%
OM Drilling 4%
OD Pre-development Activities 4%
OD Facilities & Other 39%

- Total Capex of ~$121 MM
- Orcutt Diatomite
  - 55 Wells Drilled
  - Capex per Well – $423 M
  - Pipelines Installation – $12.9 MM
  - Processing Facilities - $33.1 MM
  - Pre-development Activities - $5.3 MM
- Orcutt Monterey
  - 2 Wells Drilled
  - Capex Per well – $2.9 MM
  - Processing Facilities - $3.5 MM
- Santa Maria Valley
  - 5 Wells Drilled
  - Capex per Well – $2.1 MM
  - Processing Facilities – $2.9 MM
- NW Casmalia
  - Pre-development Activities - $12.8 MM

Summary of Activities for 5-year plan


Corporate / Other 4%
NW Casmalia Diatomite 40%
Orcutt Diatomite 46%
SMV 7%
Orcutt Monterey 3%

- Develop 4 Projects equal to $1,274 MM
  - Orcutt
    - — Diatomite - $609.4 MM
    - — Monterey Horizontal - $44.8 MM
  - Santa Maria Valley Horizontal - $92.1 MM
  - NW Casmalia Diatomite - $527.3 MM
- Drilling
  - 1,000+ Diatomite wells
  - 50+ Horizontal Monterey wells
- Install 1,280 MMBtus of steam generating capacity (the equivalent of 15, 85 MMBtu/hr steam generators)
- Redetermination of borrowing base conducted quarterly

SANTA MARIA ENERGY

Investment Highlights Summary

High Quality Asset Base
Primarily oil, low geological risk and high concentration of wells

Significant Value Proposition with Upside Potential
Over 7,800 potential drilling locations

Experienced California Operator
Successfully operating in Northern Santa Barbara County

Single Basin Focus
Opportunities for significant economies of scale and operating efficiencies

Premium Pricing to WTI
High margins

Financial Flexibility and Strong Pro Forma Capitalization
Ability to fund drilling program

Credentialed Equity Partner in Kayne Anderson
Kayne Anderson rolling over current investment

Appendix

SANTA MARIA ENERGY

Experienced Management Team

Santa Maria Energy's operational, legal and technical management personnel have on average 28 years of relevant experience

MANAGEMENT TEAM	
DAVID PRATT Chief Executive Officer and President	30+ years of extensive transaction, management and executive experience with public and private companies working on domestic and international projects in the upstream oil and gas industry
KEVIN MCMILLAN Executive Vice President, Chief Financial Officer & Treasurer	30+ years of experience with United Meridian, other independents and public accounting, with a focus on both domestic and international financial transactions
KEVIN YUNG Executive Vice President, Operations	15+ years of process and production engineering as well as project management and facilities design of both thermal E&P projects and manufacturing processes
BETH MARINO Executive Vice President, General Counsel & Secretary	16+ years of legal experience working with a wide range of clients with focus on regulatory, financing, business transactions, mergers & acquisitions, compliance and general corporate matters
RAMON ELIAS Vice President – Reservoir Engineering	35+ years in petroleum industry with Texaco, Pemex, and others, specializing in thermal operations; lead inventor on patents for production of oil from shallow formations and expert in the steaming techniques vital to oil recovery involving Diatomite

Premium Oil Pricing

Santa Maria experiences commodity prices that are more correlated to Brent prices than WTI, thus leading to higher price realizations

Relative Oil Price Performance Since 1/1/05



$ / Boe
$140
$120
$100
$80
$60
$40
$20
WTI: $46.82
Brent: $44.29
Buena: $37.29
MWSS: $32.68
Brent: $110.25
Buena: $104.16
MWSS: $98.71
WTI: $96.95
Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13
WTI
Brent
Midway Sunset
Buena Vista

Correlation	Since 2005	Since 2007	Since 2010
Buena Vista - Brent	99.2%	98.9%	97.0%
Buena Vista - WTI	94.6%	92.4%	85.1%
Midway - Brent	99.2%	98.9%	97.0%
Midway - WTI	94.4%	92.2%	85.1%

SANTA MARIA ENERGY

Reservoir Characterizations

Diatomite

- Diatomite is an unconventional reservoir
- Unique rock properties control Diatomite productivity
- Composed from skeletons of prehistoric marine microorganisms (40-70 million per cubic inch) and found at shallow depths,
- Water-wet and has an affinity to imbibe water which helps mobilize the oil
- Depth: up to 2,200 feet
- Porosity: 50% – 70%
- Initial permeability: 6-14 millidarcies (calculated from primary production)
- Initial oil saturation: 45% – 60%



10 microns

Monterey

- Produces oil and natural gas, is primarily composed of oil and a number of other substances
- Largely a shale but can include sands, dolomite, mud deposits and highly dense chert, a rock consisting of microcrystalline quartz
- Considered a source rock
- Can recognize productivity on electric log
- Depth: 2,500 – 12,000 feet
- Thickness: 500 – 3,500 feet
- Porosity 5% – 30%
- Permeability: <0.0001 – 4 millidarcies
- TOC: 0.1% – 15.6%

Santa Maria Area Stratigraphy



AGE
UNIT
Central Santa Maria
Arroyo Grande
Pleistocene
Paso Robles Formation
QUATERNARY
Pliocene
Careaga Sandstone
Foxen Mudstone
Sisquoc Formation
Pismo Formation
Monterey Formation
Monterey Formation
TERTIARY
NEOGENE
Miocene
Point Sal Formation
Obispo Formation
Lospe Formation
Rincon Shale
Vaqueros Formation
MESOZOIC
Basement rocks

SANTA MARIA ENERGY

Orcutt Diatomite Project Economics

Play Parameters

Net Proved Reserves	13.8 MMBbl
WI/NRI (APO) (1)	95.1% / 86.3%
Well Spacing	0.5 acres/well
Depth	1,000' TVD
D & C Cost/Well	$423 M
Facilities Cost/Well	$368 M

Play Economics

	NSAI Proved	Mgt Case	Potential
EUR/Well, MBbl	56	74	123
Net Capex, $MM	264	1,296	
Target IRR (2)	38%	50%	
Undeveloped Locations	268	1,541	1,541
LOE, $/Bbl	38.80	35.47	

Type Curve



Bopd
35
30
25
20
15
10
5
0
0
5
10
15
20
Years
1P
2P
3P
Mgt Case

	1P	2P	3P	Mgt Case
IP (Bopd)	22	27	35	22.5
D_i	8%	8%	8%	9%
D_{final}	25%	25%	25%	
EUR (MBbl)	57	71	92	74
R_f	23%	29%	37%	30%

Target IRR (Brent Pricing) (2)



Target BTax IRR
100%
80%
60%
40%
20%
0%
$70
$80
$90
$100
$110
$120
$130
1P
3P
Mgt Case

(1) After pay-out; (BPO: 100% / 91.1%)
(2) Assumes $108.44 Brent less $5.56 differential; undeveloped locations only

Orcutt Monterey Project Economics

Play Parameters

Net Proved Reserves	1.8 MMBboe
WI/NRI	100% / 88.4%
Depth	3,000' TVD / 2,000' Lateral
D & C Cost/Well	$2.8 MM
Facilities Cost/Well	$250 M

Play Economics

	NSAI Proved	Mgt Case	Potential
EUR/Well, MBoe	64	188	575
Net Capex, $MM	14.8	43.5	
Target IRR (1)	17%	100%	
Undeveloped Locations	6	14	41
LOE, $/Boe	44.88	31.02	

Type Curve


Bopd
250
200
150
100
50
0
0
5
10
15
20
Years
PUD
Mgt Case

	PUD	Mgt Case
IP (Bopd)	40	200
D_i	32%	57%
b_{factor_1}	0.5	0
D_2		57%
b_{factor_2}		2
D_{min}	8%	2.5%
EUR (MBbl)	65	188
R_f	0.1%	0.9%

Target IRR (Brent Pricing) (1)


Target BTax IRR
200%
150%
100%
50%
0%
$70
$80
$90
$100
$110
$120
$130
PUD
Mgt Case

(1) Assumes $108.44 Brent less $4.78 differential; undeveloped locations only

Santa Maria Valley Monterey Project Economics

Play Parameters

WI/NRI	60% / 50%
Depth	3,000' TVD / 3,000' Lateral
D & C Cost/Well	$3.4 MM
Facilities Cost/Well	$568 M

Play Economics

	Mgt Case	Potential
EUR/Well MBbl	208	639
Net Capex, $MM	92.7	
Target IRR (1)	72%	
Undeveloped Locations	38	69
LOE, $/Bbl	24.27	

Type Curve



Bopd
250
200
150
100
50
0
0
5
10
15
20
Years
Mgt Case

	Mgt Case
IP (Bopd)	250
D_i	57%
b_{factor_1}	0
D_2	57%
b_{factor_2}	2
D_{min}	2.5%
EUR (MBbl)	210
R_f	1.2%

Target IRR (Brent Pricing) (1)



Target BTax IRR
120%
100%
80%
60%
40%
20%
0%
$70
$80
$90
$100
$110
$120
$130
Mgt Case

(1) Assumes $108.44 Brent less $4.78 differential

Northwest Casmalia Diatomite Project Economics

Play Parameters

WI/NRI	100% / 83.3%
Well Spacing	0.5 acres/well
Depth	1,000' TVD
D & C Cost/Well	$480 M
Facilities Cost/Well	$358 M

Play Economics

	Mgt Case	Potential
EUR/Well, MBbl	74	139
Net Capex, $MM	5,393	
Target IRR (1)	37%	
Undeveloped Locations	6,160	6,160
LOE, $/Bbl	38.47	

Type Curve



Bopd
30
25
20
15
10
5
0
0
5
10
15
20
Years
Mgt Case

	Mgt Case
IP (Bopd)	22.5
D_i	9%
D_{final}	
EUR (MBbl)	74
R_f	30%

Target IRR (Brent Pricing) (1)



Target Btax IRR
100%
80%
60%
40%
20%
0%
$70
$80
$90
$100
$110
$120
$130
Mgt Case

(1) Assumes $108.44 Brent less $5.56 differential